Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
NOTE 13 – COMMITMENTS AND CONTINGENCIES
Commitments to Originate Loans
As of December 31, 2020, the Company had approximately $11.5 billion in notional amounts of IRLCs, whereby a potential borrower has agreed to interest rates and pricing of a potential loan. These contracts potentially expose the Company to interest rate or pricing risk and are economically hedged with forward mortgage backed security contracts.
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, as of December 31, 2020, the Company had agreed to extend credit to potential borrowers for approximately $19.2 billion. These contracts represent off balance sheet credit risk where the Company may be required to extend credit to these borrowers based on the prevailing interest rates and prices at the time of execution.
Regulatory Net Worth Requirements
Certain secondary market agencies and state regulators require the Company to maintain minimum net worth and capital requirements in order to remain in good standing with the agencies. Noncompliance with an agency’s requirements can result in such agency taking various remedial actions up to and including terminating the Company’s ability to sell loans to and service loans on behalf of the respective agency.
In accordance with the regulatory requirements of HUD, governing non-supervised,
direct endorsement mortgagees, the Company is required to maintain a minimum net worth (as defined by HUD) of $2.5 million. At December 31, 2020, the Company exceeded the regulatory net worth requirement and had a net worth (as defined by HUD) of $2.37 billion.
We are required to maintain a minimum net worth and liquidity by Ginnie Mae, Freddie Mac and Fannie Mae. The most restrictive of the minimum net worth and liquidity requirements, requires the Company to maintain a minimum net worth of $491.1 million and liquidity of $78.2 million as of December 31, 2020. At December 31, 2020 we exceed the net worth and liquidity requirement for all three government sponsored entities.